Exhibit 10.3
FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This First Amendment to Agreement and Plan of Merger (the “Amendment”) is dated as of September 30, 2021 and is made by and among iSun, Inc., a Delaware corporation (“Parent”), iSun Residential, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“iSun Residential”), iSun Residential Merger Sub, Inc., a Vermont corporation and wholly- owned subsidiary of iSun Residential (“Merger Sub,” and, together with iSun Residential, the “Parent Subsidiaries”), and SolarCommunities, Inc. d/b/a SunCommon, a Vermont benefit corporation (the “Company”), and Duane Peterson, James Moore, each an individual resident of the State of Vermont and Jeffrey Irish, an individual resident of the State of Florida, solely in their capacity as a Shareholder Representative (collectively, the “Shareholder Representative Group”).

Whereas, the Parent, iSun Residential, Merger Sub, the Company, and the Shareholder Representative Group  are parties to an Agreement and Plan of Merger dated September 8, 2021 (the “Agreement”; capitalized terms used in this Amendment and not defined shall have the meanings given in the Agreement); and

Whereas, the Buyer and the Seller desire to amend the Agreement as set forth herein;

NOW THEREFORE, the parties agree as follows:

1.          Exhibit G to the Agreement is hereby amended as follows:

a.
The paragraph entitled “Form of Earn-out Payment” is deleted in its entirety and replaced with the following: “Form of Earn-out Payment. The Earn-Out consideration shall be paid in cash by wire transfer of immediately available funds to an account specified in writing by the Shareholder Representative Group.”

2.          All terms and conditions of the Agreement not amended hereby are and shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed as of the dated first mentioned above.

PARENT:

iSUN, INC.

By:	/s/ Jeffrey Peck
Name: Jeffrey Peck
Title: CEO

iSUN RESIDENTIAL:

iSUN RESIDENTIAL INC.

By:	/s/ Jeffrey Peck
Name: Jeffrey Peck
Title: CEO

MERGER SUB:
iSUN RESIDENTIAL MERGER SUB, INC.
By:	/s/ Jeffrey Peck
Name: Jeffrey Peck
Title: CEO

Signature Page to First Amendment to Agreement and Plan of Merger

IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed as of the dated first mentioned above.

COMPANY:

SOLARCOMMUNITIES, INC.

By:	/s/ Duane Peterson
Name: Duane Peterson
Title: Co-President

SHAREHOLDER REPRESENTATIVE GROUP:

/s/ Duane Peterson
Duane Peterson

/s/ James Moore
James Moore

/s/ Jeffrey Irish
Jeffrey Irish

Signature Page to First Amendment to Agreement and Plan of Merger